UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2022
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5980 Horton Street, Suite 405
Emeryville
CA	94608
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
3911 Sorrento Valley Boulevard, Suite 110
San Diego, CA 92121
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2022, the Board of Directors (the “Board”) of Ligand Pharmaceuticals Incorporated (the “Company”) approved the Ligand Pharmaceuticals Incorporated 2022 Employment Inducement Plan (the “2022 Inducement Plan”). The terms of the 2022 Inducement Plan are substantially similar to the terms of the Company’s amended and restated 2002 Stock Incentive Plan with the exception that incentive stock options may not be issued under the 2022 Inducement Plan and awards under the 2022 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq Listing Rules. The 2022 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Board has initially reserved 300,000 shares of the Company’s common stock for issuance pursuant to awards granted under the 2022 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2022 Inducement Plan may only be made to an employee who is commencing employment with the Company, its parent, subsidiary or any of their affiliates or who is being rehired following a bona fide interruption of employment by the Company, its parent, subsidiary or any of their affiliates, in any case if he or she is granted such award in connection with his or her commencement of employment with the Company, its parent, subsidiary or any of their affiliates and such grant is an inducement material to his or her entering into employment with the Company, its parent, subsidiary or any of their affiliates, as applicable.

The foregoing description of the 2022 Inducement Plan is a summary only and does not describe all terms and conditions applicable to the 2022 Inducement Plan. The description is subject to and qualified in its entirety by the terms of the 2022 Inducement Plan and the forms of stock option, restricted stock unit and performance-based restricted stock unit agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: August 2, 2022	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Senior Vice President, General Counsel and Secretary